                                  Exhibit 24.1
                               POWER OF ATTORNEY

Know all by these presents, that each of the undersigned hereby constitutes and appoints Laurie T. Gerber, the undersigneds' true and lawful attorney-in-fact, to:

(1) execute for and on behalf of each of the undersigned a Form ID application, and any amendments thereto, to be filed with the Securities and Exchange
Commission to obtain or update EDGAR codes for the undersigned;

(2) execute for and on behalf of each of the undersigned Forms 3, 4, and 5 and
Schedules 13D or 13G, as appropriate, and any required amendments thereto
(collectively, the "Reports"), with respect to their current or future beneficial ownership of securities of any public company, in accordance with
Section 13(d) and/or Section 16(a) of the Securities Exchange Act of 1934, as
amended, and the respective rules (including Rule 13d-1) promulgated thereunder;

(3) do and perform any and all acts for and on behalf of each of the undersigned which may be necessary or desirable to complete and execute any such Report and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(4) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of the attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by the attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as the attorney-in-fact may approve in the attorney-in-fact's discretion.

Each of the undersigned hereby grants to the attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that the attorney- in-fact, or the attorney-
in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  Each of the undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigneds' responsibilities to comply with Section 13(d) or Section 16 of the
Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned are no longer required to file Reports with respect to the undersigneds' current or future holdings of and transactions in securities issued by any public company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

IN WITNESS WHEREOF, the undersigned have caused this Power of Attorney to be executed as of dates set forth opposite their names.

Dated:  12/10/2010                      GREAT HILL PARTNERS, LLC

                                        By: /s/ John G. Hayes
                                        Name: John G. Hayes
                                        Title: Manager

Dated:  12/10/2010                      GREAT HILL INVESTORS, LLC

                                        By: /s/ John G. Hayes
                                        Name: John G. Hayes
                                        Title: Manager

Dated:  12/10/2010                      GREAT HILL PARTNERS GP, LLC

                                        By: /s/ John G. Hayes
                                        Name: John G. Hayes
                                        Title: Manager

Dated:  12/10/2010                      GREAT HILL EQUITY PARTNERS
                                        LIMITED PARTNERSHIP

                                        By: Great Hill Partners GP, LLC,
                                        Its General Partner

                                        By: /s/ John G. Hayes
                                        Name: John G. Hayes
                                        Title: Manager

Dated:  12/10/2010                      GREAT HILL PARTNERS GP II, LLC

                                        By: /s/ John G. Hayes
                                        Name: John G. Hayes
                                        Title: Manager

Dated:  12/10/2010                      GREAT HILL EQUITY PARTNERS II
                                        LIMITED PARTNERSHIP

                                        By: Great Hill Partners GP II, LLC,
                                        Its General Partner

                                        By: /s/ John G. Hayes
                                        Name: John G. Hayes
                                        Title: Manager

Dated:  12/10/2010                      GHP III, LLC

                                        By: /s/ John G. Hayes
                                        Name: John G. Hayes
                                        Title: Manager

Dated:  12/10/2010                      GREAT HILL PARTNERS GP III, L.P.

                                        By: GHP III, LLC,
                                        Its General Partner

                                        By: /s/ John G. Hayes
                                        Name: John G. Hayes
                                        Title: Manager

Dated:  12/10/2010                      GREAT HILL EQUITY PARTNERS III, L.P.

                                        By: Great Hill Partners GP III, L.P.,
                                        Its General Partner

                                        By: GHP III, LLC,
                                        Its General Partner

                                        By: /s/ John G. Hayes
                                        Name: John G. Hayes
                                        Title: Manager

Dated:  12/10/2010                      GHP IV, LLC

                                        By: /s/ John G. Hayes
                                        Name: John G. Hayes
                                        Title: Manager

Dated:  12/10/2010                      GREAT HILL PARTNERS GP IV, L.P.

                                        By: GHP IV, LLC,
                                        Its General Partner

                                        By: /s/ John G. Hayes
                                        Name: John G. Hayes
                                        Title: Manager

Dated:  12/10/2010                      GREAT HILL EQUITY PARTNERS IV, L.P.

                                        By: Great Hill Partners GP IV, L.P.,
                                        Its General Partner

                                        By: GHP IV, LLC,
                                        Its General Partner

                                        By: /s/ John G. Hayes
                                        Name: John G. Hayes
                                        Title: Manager

Dated:  12/10/2010                      GREAT HILL CHRIS TRUST

                                        By: /s/ Christopher S. Gaffney
                                        Name: Christopher S. Gaffney
                                        Title: Trustee

Dated:  12/10/2010                      GREAT HILL JOHN TRUST

                                        By: /s/ John G. Hayes
                                        Name: John G. Hayes
                                        Title: Manager

Dated:  12/10/2010                      GREAT HILL MATTHEW TRUST

                                        By: /s/ Matthew T. Vettel
                                        Name: Matthew T. Vettel
                                        Title: Trustee

Dated:  12/10/2010                      /s/ Christopher S. Gaffney
                                        Christopher S. Gaffney

Dated:  12/10/2010                      /s/ Stephen F. Gormley
                                        Stephen F. Gormley

Dated:  12/10/2010                      /s/ John G. Hayes
                                        John G. Hayes

Dated:  12/10/2010                      /s/ Matthew T. Vettel
                                        Matthew T. Vettel